
SOLUNA
HOLDINGS
2025 Earnings Power Presentation
Nasdaq: SLNH | Aug 2025

Preamble

The following content is completely qualified by the legal disclosures on the slide following this one.

Our goal is to share with you some of our strategic thinking and financial analysis we are using to guide the growth of our business.

The content is in line with our principles of being accountable and transparent with shareholders.

We operate in a hyper dynamic economic environment. That's a fancy way of saying things change quickly. What we are telling you here is based on our estimates and assumptions which are our best guess. We reserve the right to revise our point of view based on new information and changes in the business environment.

Despite an uncertain, dynamic environment, we must plan and make operating and investment decisions. This presentation lays some of that out for your review.

Legal Disclosure & Disclaimer

This presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act that reflect our current views with respect to, among other things, our operations, business strategy, interpretation of prior development activities, plans to develop and commercialize our products and services, potential market opportunity, financial performance and needs for additional financing. We have used words like "anticipate," "believe," "could," "estimate," "expect," "future," "intend," "may," "plan," "potential," "project," "will," and similar terms and phrases to identify forward-looking statements in this presentation.

The forward-looking statements contained in this presentation are based on management's current expectations and are subject to substantial risks, uncertainty and changes in circumstances. Actual results may differ materially from those expressed by these expectations due to risks and uncertainties, including, among others, those related to our ability to obtain additional capital on favorable terms to us, or at all, the success, timing and cost of ongoing or future operations, the lengthy and unpredictable nature of the project development, and technology process and businesses in which we currently engage or may engage.

These risks and uncertainties include, but may not be limited to, those described in our filings with the SEC. Forward-looking statements speak only as of the date of this presentation, and we undertake no obligation to review or update any forward-looking statement except as may be required by applicable law.

The material in this presentation has been prepared by Soluna and is general background information about Soluna's activities, current as at the date of this presentation and is provided for information purposes only. It should be read in conjunction with Soluna's periodic and continuous disclosure announcements filed with the Securities and Exchange Commission. This presentation provides information in summary form only and is not intended to be complete. Soluna makes no representation or warranty, express or implied, as to the accuracy, completeness, fairness or reliability of any of the information, illustrations, examples, opinions, forecasts, reports, estimates and conclusions contained in this presentation. It is not intended to be relied upon as advice or a recommendation to investors or potential investors and does not take into account the investment objectives, financial situation, taxation situation or needs of any particular investor. Due care and consideration should be undertaken when considering and analyzing Soluna's future performance and business prospects. THIS PRESENTATION IS NOT INTENDED TO SERVE AS A FORECAST OF ANY SUCH FUTURE PERFORMANCE OR PROSPECTS. An investor must not act on any matter contained in this document but must make its own assessment of Soluna and conduct its own investigations and analysis. Investors should assess their own individual financial circumstances and consider talking to a financial adviser, professional adviser or consultant before making any investment decision. This document does not constitute an offer, invitation, solicitation or recommendation with respect to the purchase or sale of any security in Soluna nor does it constitute financial product advice. This document is not a prospectus, product disclosure statement or other offer document under United States federal or state securities law or under any other law. This document has not been filed, registered or approved by regulatory authorities in any jurisdiction.

This presentation contains statistical and market data that we obtained from industry publications, reports generated by third parties, and third-party studies. Although we believe that the publications, reports, and studies are reliable as of the date of this presentation, we have not independently verified such statistical or market data.

Any projection, forecast, estimate or other "forward-looking" statement in this presentation only illustrates hypothetical performance under specified assumptions of events or conditions that have been clearly delineated herein. Such projections, forecasts, estimates or other "forward-looking" statements are not reliable indicators of future performance. Hypothetical or illustrative performance information contained in these materials may not be relied upon as a promise, prediction or projection of future performance and are subject to significant assumptions and limitations. In addition, not all relevant events or conditions may have been considered in developing such assumptions. READERS OF THIS DOCUMENT SHOULD UNDERSTAND THE ASSUMPTIONS AND EVALUATE WHETHER THEY ARE APPROPRIATE FOR THEIR PURPOSES. SOME EVENTS OR CONDITIONS MAY NOT HAVE BEEN CONSIDERED IN SUCH ASSUMPTIONS. ACTUAL EVENTS OR CONDITIONS WILL VARY AND MAY DIFFER MATERIALLY FROM SUCH ASSUMPTIONS. READERS SHOULD UNDERSTAND SUCH ASSUMPTIONS AND EVALUATE WHETHER THEY ARE APPROPRIATE FOR THEIR PURPOSES. This presentation may include figures related to past performance or simulated past performance as well as forecasted or simulated future performance. Soluna disclaims any obligation to update their views of such risks and uncertainties or to publicly announce the results of any revision to the forward-looking statements made herein.

Use of Projections and Illustrations - this presentation contains certain financial forecasts and illustrations. Neither Soluna's nor Soluna's independent auditors have studied, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this presentation. The material in this presentation is for illustrative purposes only and should not be relied upon as being necessarily indicative of future results.

In addition to figures prepared in accordance with U.S. Generally Accepted Accounting Principles ("GAAP"), Soluna from time to time presents alternative non-GAAP performance measures, e.g., EBITDA, adjusted EBITDA, Return on Invested Capital ("ROIC"), and Internal Rate of Return ("IRR"). For more information on the non-GAAP financial measures used in this presentation, please see the Appendix.



Earnings Power 2025

EXECUTIVE SUMMARY

Company Overview

AI is the fastest growing technology today, with **exponentially growing demand for compute** and a corresponding insatiable demand for power and data center availability.

Bitcoin mining is consolidating into fewer, larger, mining companies who **prefer scalable, well-managed, and cost-advantaged hosting partners**.

Clean energy goes to waste due to curtailment and there's a critical shortage of power for AI, HPC, and Bitcoin mining.

Soluna bridges this gap - unlocking stranded renewable energy and turning it into scalable computing power.

Co-locating data centers **behind the meter** at renewable power generation enables us to bypass long interconnection queues, improve power economics, and **accelerate time-to-market.**

Our mission is to make renewable energy a global superpower using computing as a catalyst.

We develop and operate digital infrastructure that taps into a growing global opportunity: the convergence of renewable energy and High Performance Computing (HPC). We call this model Renewable Computing™.

2025 Corporate Focus

Develop AI

Form partnerships to harness the value of our considerable and growing pipeline by developing AI/HPC data center joint ventures. Building governance, advisory and employee AI/HPC expertise in support of expected growth strategy.

Optimize Projects

Energize Project Dorothy 2. And enhancing the profitability, operational efficiency, and customer mix of our operating data centers, while improving overall customer satisfaction.

Capital Formation

Pursuing financing opportunities to support key growth initiatives, including Projects Kati and Rosa. Leveraging strength of project cash flows to refinance and/or pull forward value of existing projects and to deploy debt financing in new projects.

Grow Pipeline

Increasing the number of curtailment assessments completed with power partners, advancing more projects to shovel-ready status, and executing additional project term sheets.

Energized Data Center Capacity and Growth

We are building the largest clean-energy-powered Bitcoin infrastructure platform.

Year	Energy (MW)[1]	Hashrate (EH/s2)[1]
2023	**25**	**1.0**
2024	**75**	**2.9**
2025	**129**	**5.8**
2026	**368**	**19.8**
2027	**696**	**46.4**



Energy Capacity (MW)
Compute Power (EH/s)
700
600
500
400
300
200
100
0
70
60
50
40
30
20
10
0
2023
2024
2025
2026
2027
2023
2024
2025
2026
2027

(1) 2023 & 2024 Energy and Hashrate are actual, while 2025-2027 Energy are estimated based on expected project ramp (which could vary up or down) and 2025-2027 Hashrate are estimated as a ramp from about 25J/Th in 2023/2024 to about 15J/Th by 2027 (which also could vary up or down)

Illustrative Earnings Potential

Base case - $55 Hashprice[3]

Non-GAAP Financials

Substantial potential ramp of Consolidated Total Revenue and Adj. EBITDA[1,2] driven by completion of the following projects:

- Dorothy 2
- Kati 1
- Additional Projects (illustrative model assume 2 similarly sized projects to Kati)



Consolidated Total Revenue
$000
$140,000
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$0
$21,833
$79,166
$117,539
$132,808
H2[4] 25
FY 26
FY27
FY 28



Consolidated Total Adj. EBITDA[1,2]
$000
$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
$5,203
$27,745
$46,544
$54,646
H2[4] 25
FY 26
FY27
FY 28

(1) Consolidated Adj. EBITDA is total company EBITDA, including any Soluna SG&A. (2) Soluna's ownership stake in each of the projects varies. See following slides for more details.
(3) Hashprice is a term created by Luxor Technology in 2019. It is a measure used in the Bitcoin mining industry to represent the revenue earned per unit of hashrate (usually per petahash per second, or TH/s). It is calculated by dividing the total daily mining revenue by the total network hash rate, giving an indication of the profitability of mining operations. Changes in Bitcoin price, network difficulty, and transaction fees all influence Hashprice. Actual Hashprice may vary substantially from illustrative modeled Hashprice.
(4) H2 is 2nd half or 3rd and 4th quarters of 2025
(5) See Appendix for management statements on non-GAAP measures.

Illustrative Earnings Potential

Upside case - $75 Hashprice[3]

Non-GAAP Financials

Additional $20 of Hashprice vs. base case adds approximately $35 million to annual Consolidated Total Adj. EBITDA[1,2] by 2028.



Consolidated Total Revenue
$000
$167,078
$148,297
$100,775
$28,709
$160,000
$120,000
$80,000
$40,000
$0
H2⁴ 25
FY 26
FY27
FY 28



Consolidated Total Adj. EBITDA1,2
$000
$88,572
$77,016
$49,182
$12,052
$100,000
$80,000
$60,000
$40,000
$20,000
$0
H2⁴ 25
FY 26
FY27
FY 28

(1) Consolidated Adj. EBITDA is total company EBITDA, including any Soluna SG&A.
(2) Soluna's ownership stake in each of the projects varies. See slides later in the presentation for more details.
(3) Hashprice is a term created by Luxor in 2019. It is a measure used in the Bitcoin mining industry to represent the revenue earned per unit of hashrate (usually per petahash per second, or TH/s). It is calculated by dividing the total daily mining revenue by the total network hash rate, giving an indication of the profitability of mining operations. Changes in Bitcoin price, network difficulty, and transaction fees all influence hashprice. Actual hashprice may vary substantially from illustrative modeled hashprice.
(4) H2 is 2nd half or 3rd and 4th quarters of 2025
(5) See Appendix for management statements on non-GAAP measures.

Illustrative Corporate Earnings Potential

Base case - $55 Hashprice

Non-GAAP Financials

(in USD 000, except as noted)	Q3 25	Q4 25	H2 25	FY 26	FY 27	FY 28
Sophie	$ 1,639	$ 1,721	$ 3,360	$ 6,912	$ 6,912	$ 6,926
Dorothy 1A	1,751	1,894	3,645	14,187	14,383	14,419
Dorothy 1B	3,798	3,832	7,630	14,777	14,777	14,814
Dorothy 2	2,191	3,864	6,055	18,956	19,179	19,227
Kati 1	-	87	87	15,929	21,870	22,059
Project X	-	-	-	1,907	21,363	21,963
Project Y	-	-	-	-	8,603	21,843
Demand Response	473	583	1,056	6,498	10,452	11,557
SHI Revenue	**$ 9,853**	**$ 11,980**	**$ 21,833**	**$ 79,166**	**$ 117,539**	**$ 132,808**
Growth (%)					*48.5%*	*13.0%*
Sophie	1,134	1,234	2,368	4,835	4,835	4,848
Dorothy 1A	724	997	1,721	5,774	5,835	5,856
Dorothy 1B	1,362	1,719	3,081	5,982	5,982	6,004
Dorothy 2	844	2,211	3,055	11,115	11,215	11,252
Kati 1	-	(43)	(43)	5,854	9,389	9,596
Project X	-	-	-	119	8,748	9,466
Project Y	-	-	-	-	2,892	9,256
Demand Response	473	583	1,056	6,498	10,452	11,557
Total Site-Level EBITDA	**4,538**	**6,700**	**11,238**	**40,176**	**59,349**	**67,834**
SHI SG&A and Other Income / Expense	(3,017)	(3,017)	(6,035)	(12,431)	(12,804)	(13,188)
Consolidated Adj. EBITDA	**$ 1,520**	**$ 3,683**	**$ 5,203**	**$ 27,745**	**$ 46,544**	**$ 54,646**
Margin (%)	*15.4%*	*30.7%*	*23.8%*	*35.0%*	*39.6%*	*41.1%*

Key Assumptions:						
Hashprice ($/PH/s / Day)			$ 55	$ 55	$ 55	$ 55

Notes:

Soluna's ownership in each of the projects varies. See Appendix for more details.

H2 is 2nd half or 3rd and 4th quarters of 2025

See Appendix for management statements on non-GAAP measures.

Illustrative Corporate Earnings Potential

Base case - $55 Hashprice

Non-GAAP Financials

(in USD 000, except as noted)	Q3 25	Q4 25	H2 25	FY 26	FY 27	FY 28
Consolidated Adj. EBITDA	**$ 1,520**	**$ 3,683**	**$ 5,203**	**$ 27,745**	**$ 46,544**	**$ 54,646**
Less: D1A Non-Controlling Partner: SLC	(804)	(979)	(1,783)	(5,437)	(4,419)	(2,805)
Less: D1B Non-Controlling Partner: Navitas	(774)	(916)	(1,690)	(3,281)	(3,281)	(3,291)
Less: D2 Non-Controlling Partner	(612)	(1,730)	(2,342)	(9,025)	(7,012)	(4,939)
Less: Kati Non-Controlling Partner	-	30	30	(5,960)	(8,412)	(8,556)
Less: Project X Non-Controlling Partner	-	-	-	(768)	(7,968)	(8,466)
Less: Project Y Non-Controlling Partner	-	-	-	-	(3,329)	(8,320)
Add: O&M margin to SLNH	405	418	823	2,027	2,122	2,111
Add: Admin fees to SLNH	108	92	200	655	654	654
SLNH Adj. EBITDA	**$ (157)**	**$ 598**	**$ 441**	**$ 5,955**	**$ 14,900**	**$ 21,033**
Margin (%)	*-1.6%*	*5.0%*	*2.0%*	*7.5%*	*12.7%*	*15.8%*
Key Assumptions:						
Hashprice ($/PH/s / Day)			$ 55	$ 55	$ 55	$ 55

Notes:

Soluna's ownership in each of the projects varies. See Appendix for more details.

H2 is 2nd half or 3rd and 4th quarters of 2025

See Appendix for management statements on non-GAAP measures.

Illustrative Corporate Earnings Potential

Upside case - $75 Hashprice

Non-GAAP Financials

(in USD 000, except as noted)	Q3 25	Q4 25	H2 25	FY 26	FY 27	FY 28
Sophie	$ 2,347	$ 2,463	$ 4,809	$ 9,899	$ 9,899	$ 9,919
Dorothy 1A	2,223	2,386	4,609	16,989	17,222	17,266
Dorothy 1B	5,180	5,225	10,404	20,150	20,150	20,201
Dorothy 2	2,723	4,969	7,691	23,681	23,905	23,965
Kati 1	-	139	139	20,748	27,929	28,212
Project X	-	-	-	2,810	27,337	28,059
Project Y	-	-	-	-	11,403	27,902
Demand Response	473	583	1,056	6,498	10,452	11,557
SHI Revenue	**$ 12,945**	**$ 15,764**	**$ 28,709**	**$ 100,775**	**$ 148,297**	**$ 167,078**
Growth (%)					*47.2%*	*12.7%*
Sophie	1,841	1,976	3,817	7,822	7,822	7,841
Dorothy 1A	1,192	1,484	2,676	8,545	8,643	8,670
Dorothy 1B	2,744	3,112	5,856	11,356	11,356	11,391
Dorothy 2	1,371	3,302	4,673	15,762	15,863	15,912
Kati 1	-	8	8	10,619	15,369	15,671
Project X	-	-	-	1,012	14,652	15,483
Project Y	-	-	-	-	5,664	15,237
Demand Response	473	583	1,056	6,498	10,452	11,557
Total Site-Level EBITDA	**7,621**	**10,465**	**18,087**	**61,614**	**89,820**	**101,761**
SHI SG&A and Other Income / Expense	(3,017)	(3,017)	(6,035)	(12,431)	(12,804)	(13,188)
Consolidated Adj. EBITDA	**$ 4,604**	**$ 7,448**	**$ 12,052**	**$ 49,182**	**$ 77,016**	**$ 88,572**
Margin (%)	*35.6%*	*47.2%*	*42.0%*	*48.8%*	*51.9%*	*53.0%*
Key Assumptions:						
Hashprice ($/PH/s / Day)			$ 75	$ 75	$ 75	$ 75

Notes:

Soluna's ownership in each of the projects varies. See Appendix for more details.

H2 is 2nd half or 3rd and 4th quarters of 2025

See Appendix for management statements on non-GAAP measures.

Illustrative Corporate Earnings Potential

Upside case - $75 Hashprice

Non-GAAP Financials

(in USD 000, except as noted)	Q3 25	Q4 25	H2 25	FY 26	FY 27	FY 28
Consolidated Adj. EBITDA	**$ 4,604**	**$ 7,448**	**$ 12,052**	**$ 49,182**	**$ 77,016**	**$ 88,572**
Less: D1A Non-Controlling Partner; SLC	(1,204)	(1,395)	(2,599)	(7,504)	(3,995)	(4,007)
Less: D1B Non-Controlling Partner; Navitas	(1,451)	(1,598)	(3,049)	(5,913)	(5,913)	(5,931)
Less: D2 Non-Controlling Partner	(977)	(2,487)	(3,465)	(12,250)	(6,669)	(6,687)
Less: Kati Non-Controlling Partner	-	(6)	(6)	(9,265)	(12,561)	(12,770)
Less: Project X Non-Controlling Partner	-	-	-	(1,388)	(12,063)	(12,640)
Less: Project Y Non-Controlling Partner	-	-	-	-	(5,252)	(12,469)
Add: O&M margin to SLNH	408	421	829	2,043	2,140	2,129
Add: Admin fees to SLNH	108	92	200	655	654	654
SLNH Adj. EBITDA	**$ 1,487**	**$ 2,475**	**$ 3,962**	**$ 15,560**	**$ 33,356**	**$ 36,851**
Margin (%)	*11.5%*	*15.7%*	*13.8%*	*15.4%*	*22.5%*	*22.1%*
Key Assumptions:						
Hashprice ($/PH/s / Day)			$ 75	$ 75	$ 75	$ 75

Notes:

Soluna's ownership in each of the projects varies. See Appendix for more details.

H2 is 2nd half or 3rd and 4th quarters of 2025

See Appendix for management statements on non-GAAP measures.

Key Earnings Power Assumptions

Hashprice

$55 Base Case / **$75** Upside Case

Kati 1

Dec 2025: Initial energization

June 2026: 100% ramped up

Capacity to be a mix of hosting models, including many that are substantially similar to those secured in Dorothy 2

Dorothy 2

May 2025: Initial energization

Jan 2026: 100% ramped up

Site is fully contracted and hosting contract terms are expected to average ~$70/MWh[1] in revenue

D1A

Assumes hashrate and J/TH improvements in 2026 as hosted customers begin to turn over

New customers expected to achieve contract terms similar to those secured at Dorothy 2

D1B

Assumes no refresh of miner equipment

Demand Response

Demand response revenues reflect expected program participation and internal outlook on bid competitiveness

Projects X and Y

Assumes two follow-on project deployments modeled on Kati 1

AI

No AI revenue illustrations assumed

(1) Assuming $55 hashprice and 95% availability (reduced to 92% July–Sep due to expected curtailment); excludes demand response revenue.

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Appendix



Project Finance & Unit Economics

Our Corporate Structure Supports
Flexible Capital Formation for Infrastructure

Capital formation occurs at project-level and at parent-level companies. Bitcoin is separate from AI.



Soluna Holdings, Inc.
(SLNH)
Soluna Digital, Inc. (SDI)
Soluna Cloud, Inc. (SCI)
BTC Project Co
BTC Project Co
AI Project Co
AI Project Co

Bitcoin Data Center Project[1]

Project Return on Invested Capital (ROIC[2])

- 44 months to return capital
- 34.9% IRR[3]
- 225% ROIC[2]



CAPEX
Net Cash Flow4
YR 1
YR 2
YR 3
YR 4
YR 5
YR 6
YR 7
YR 8
YR 9
YR 10
YR 115
(25,197)
6,686
9,246
9,295
9,284
9,284
9,284
9,314
9,284
9,284
26,784

	YR 1	YR 2	YR 3	YR 4	YR 5	YR 6	YR 7	YR 8	YR 9	YR 10	YR 11[5]
IRR[3]	—	—	—	0.1%	14.1%	21.9%	26.7%	29.6%	31.5%	32.8%	34.9%
ROIC[2]	—	—	—	—	31%	63%	96%	128%	160%	192%	225%

(1) Key assumptions: a) $55 hashprice b) 95% availability c) 35MW capacity d) 10 years from initial energization to project recapitalization
(2) ROIC = Return on Invested Capital = sum of cumulative Net Cash Flow divided by sum of CAPEX
(3) IRR = Internal Rate of Return - discount rate that makes the net present value (NPV) of Net Cash Flow equal to $0
(4) Net Cash Flow and CAPEX are consolidated Project Cash Flows
(5) Includes terminal value from asset sale of $500k/MW after 10 years of operations
(6) See Appendix for management statements on non-GAAP measures.

Bitcoin Data Center Project[1]

Soluna ROIC[2] (25% ownership)

- 38 months to return capital
- 50.1% IRR[3]
- 755% ROIC[2]


CAPEX
Net Cash Flow4
YR 1
YR 2
YR 3
YR 4
YR 5
YR 6
YR 7
YR 8
YR 9
YR 10
YR 115
(6,299)
2,048
2,832
2,847
2,843
3,328
5,802
5,821
5,802
5,802
16,740

	YR 1	YR 2	YR 3	YR 4	YR 5	YR 6	YR 7	YR 8	YR 9	YR 10	YR 11[5]
IRR[3]	—	—	—	11.2%	24.8%	33.0%	40.6%	44.5%	46.8%	48.1%	50.1%
ROIC[2]	—	—	—	23%	68%	121%	213%	305%	397%	489%	755%

(1) Key assumptions: a) $55 hashprice b) 95% availability c) 35MW capacity d) 10 years from initial energization to project recapitalization
(2) ROIC = Return on Invested Capital = sum of cumulative Net Cash Flow divided by sum of CAPEX
(3) IRR = Internal Rate of Return - discount rate that makes the net present value (NPV) of Net Cash Flow equal to $0
(4) Net Cash Flow and CAPEX are consolidated Project Cash Flows
(5) Includes terminal value from asset sale of $500k/MW after 10 years of operations
(6) See Appendix for management statements on non-GAAP measures.

We finance our projects using a combination of Project Level Equity and Debt

ProjectCo	Soluna Owner Equity	Spring Lane Owner Equity	Navitas Equity	Soluna Developer Profit "Pre-Flip"[5]	Soluna Developer Profit "Post-Flip"[6]	Debt
Dorothy 1A	14.6%	85.4%	-	0%	10%/50%[(1)]	-
Dorothy 1B	51%	-	49%	n/a	n/a	-
Dorothy 2	0%[3]	100%	-	7.5%	50%[(2)]	-
Sophie	100%	-	-	n/a	n/a	$5M

(1) Soluna as Developer receives 0% of equity cash flows until equity owners achieve a 1.0x Multiple on Invested Capital ("MOIC"); thereafter, developer receives 10% of equity cash flows. Once equity owners achieve a 16% Extended Internal Rate of Return ("XIRR"), the developer's share increases to 50%.
(2) Soluna as Developer receives 7.5% of equity cash flows until equity owners achieve a 18% XIRR; thereafter, developer receives 50% of equity cash flows.
(3) Subject to ongoing capital formation and partner discussion, this could grow.
(4) See Appendix for management statements on non-GAAP measures.
(5) "Pre Flip" refers to project timeline prior to reaching the JV partner target economics, at which time the % of developer profit increases to 50% of all project cash flow
(6) "Post Flip" refers to project timeline after reaching the JV partner target economics, at which time the % of developer profit increases to 50% of all project cash flow

Project Cash Flows
Bitcoin Hosting Pre Flip[1,2,3]

We make money from services fees, developer profit and our share of owner profit.


$100.00
Project Profit / Cash
$50.54
SLNH Operating & Admin Fees
$5.78
Third-party variable costs & expenses
$43.68
JV Partner Owner Profit
$35.06
SLNH Developer Profit
$3.79
SLNH Owner Profit
$11.69
PROFIT
SLNH
$21.26
JV Partner
$35.06
3rd Party
$43.68

(1) "Pre Flip" refers to project timeline prior to reaching the JV partner target economics, at which time the % of developer profit increases to 50% of all project cash flow
(2) All values are indicative based on certain key assumptions which may vary from any actual project specifically
(3) Key assumptions: a) 20% O&M margin and fixed Admin Fees; b) 7.5% Developer Profit; c) 25% / 75% Ownership SLNH / JV Partner
(4) See Appendix for management statements on non-GAAP measures.

Project Cash Flows
Bitcoin Hosting Post Flip[1,2,3]

After the "Flip" our developer profit increases significantly.



$100.00
Project
Profit / Cash
$50.53
SLNH Operating
& Admin Fees
$5.78
Third-party variable
costs & expenses
$43.68
JV Partner
Owner Profit
$18.95
SLNH
Developer Profit
$25.27
SLNH
Owner Profit
$6.32

PROFIT

SLNH	JV Partner	3rd Party
$37.37	$18.95	$43.68

(1) "Post Flip" refers to project timeline after reaching the JV partner target economics, at which time the % of developer profit increases to 50% of all project cash flow
(2) All values are indicative based on certain key assumptions which may vary from any actual project specifically
(3) Key assumptions: a) 20% O&M margin and fixed Admin Fees; b) 7.5% Developer Profit; c) 25% / 75% Ownership SLNH / JV Partner
(4) See Appendix for management statements on non-GAAP measures.

Project Cash Flows
Bitcoin **Prop Mining**[1,2]

We make money from services fees and our share of owner profit.



$100.00
Project
Profit / Cash
$42.00
SLNH Operating
& Admin Fees
$3.30
Third-party variable
costs & expenses
$54.70
JV Partner
Owner Profit
$20.58
SLNH
Owner Profit
$21.42

PROFIT

SLNH	JV Partner	3rd Party
$24.72	$20.58	$54.70

(1) All values are indicative based on certain key assumptions which may vary from any actual project specifically
(2) Key assumptions: a) 20% O&M margin and fixed Admin Fees; b) 51% / 49% Ownership SLNH / JV Partner
(3) See Appendix for management statements on non-GAAP measures.

Summary of Existing Debt[1]

$14.0m subsidiary debt (no Soluna Holdings guarantee);
$10.1m GreenCloud debt (with Soluna Holdings guarantee)[2]

Debt Tranche (Entity) / (Guarantor)	Total	Amort Remaining
GreenCloud (Cloud) / (Holdings)[3]	$10,055	~2 years
Spring Lane Equipment (Dorothy 2) / (None)[4]	$250	n/a
Galaxy Digital (Sophie) / (Sophie Holdings)[5]	$4,550	~4.75 years
Total Amortizing	**$14,855**	
NYDIG (Marie Borrowing) / (Marie)[6]	$9,183	n/a
Total	**$24,038**	

(1) As of March 31st 2025, stated in $ thousands unless otherwise noted
(2) Debt held at below listed entities with below listed guarantor(s), if applicable
(3) GreenCloud note (original principal $12.5m, borrower Soluna AL CloudCo, LLC and guarantors Soluna Cloud, Inc. and Soluna Holdings, Inc., 3 year amortization from June 2024)
(4) Springlane Equipment note ($250k related to Project Kati, borrower Soluna DVSL II ComputeCo, LLC and no guarantor, non amortizing, expected payoff upon Dorothy 2 completion or Kati project finance closing)
(5) Galaxy Digital note (original principal $5.0m, borrower Soluna SW, LLC and guarantor Soluna SW Holdings, LLC, 5 year amortization from March 2025)
(6) NYDIG note (original principal of $14.4, borrower Soluna MC Borrowings, LLC and guarantor Soluna MC, LLC, no longer amortizing, no operating assets)

Existing Debt[1] By Entity

$14.0m subsidiary debt (no Soluna Holdings guarantee);
$10.1m GreenCloud debt (with Soluna Holdings guarantee)



Soluna Holdings, Inc.
(SLNH)
Soluna Digital (SDI)
Project Marie²
Project Marie Borrowing
NYDIG - $9.2m
Project Sophie HoldCo
Project Sophie
Galaxy - $4.6m
SDI SL Borrowing
SpringLane - $0.3m
Soluna Cloud (SCI)
Soluna AL CloudCo³
GreenCloud - $10.1m
SLNH Debt Guarantees
Subsidiary ONLY Debt Guarantees

(1) See prior slide entitled "Summary of Existing Debt" additional notes that cover this slide.
(2) Project Marie data center was decommissioned and has no remaining assets.
(3) Soluna AL CloudCo has ceased operations and has no remaining assets.

AI / HPC Data Center Project[1] ROIC[2]

- Capital is returned at refinance
- 37.7% IRR[3]
- 560% ROIC[2]



CAPEX
Net Cash Flow4
YR 1
YR 2
YR 3
YR 4
YR 5
YR 6
YR 75
1,759,092
560% ROIC2
37.7% IRR3
(213,333)
(106,667)
6,391
10,234
9,290
8,457
7,795

(1) Key assumptions: (a) Assumes 18-month build period and subsequent 5 years of operations. (b) Capitalized with non-amortizing, ROIC-based construction debt (~60% LTC, 3-year tenor), refinanced at month 12 into bullet term loan (SOFR + 375 bps, 5–10 year tenor) post-lease signing. (c) 100 MW gross capacity
(2) ROIC = Return on Invested Capital = sum of cumulative Net Cash Flow divided by sum of CAPEX
(3) IRR = Internal Rate of Return - discount rate that makes the net present value (NPV) of Net Cash Flow equal to $0
(4) Net Cash Flow and CAPEX are consolidated Project Cash Flows after debt service
(5) Includes terminal value from asset sale at 3x capex-build after 5 years of operations
(6) See Appendix for management statements on non-GAAP measures.

AI / HPC Data Center[1] Soluna ROIC[2]

- Significant uplift to both IRR and ROIC, driven by equity uplift of delivering power and land to the project
- 58.5% IRR[3]
- 1,209% ROIC[2]



CAPEX
Net Cash Flow4
YR 1
YR 2
YR 3
YR 4
YR 5
YR 6
YR 75
194,751
1,209% ROIC2
58.5% IRR3
(11,000)
(5,500)
709
1,135
1,030
938
864

(1) Key assumptions: (a) Assumes 18-month build period and 5 years of operations, (b) Capitalized with non-amortizing, ROIC-based construction debt (~60% LTC, 3-year tenor), refinanced at month 12 into bullet term loan (SOFR + 375 bps, 5–10 year tenor) post-lease signing, (c) 100 MW gross capacity, (d) Assumes Soluna equity ownership of 11.1%
(2) ROIC = Return on Invested Capital = sum of cumulative Net Cash Flow divided by sum of CAPEX
(3) IRR = Internal Rate of Return - discount rate that makes the net present value (NPV) of Net Cash Flow equal to $0
(4) Net Cash Flow and CAPEX are consolidated Project Cash Flows after debt service
(5) Includes terminal value from asset sale at 3x capex-build after 5 years of operations
(6) See Appendix for management statements on non-GAAP measures.

Non-GAAP Measure
Management Definitions

This presentation contains various non-GAAP financial measures which are defined on the following slide, each of which is not calculated in accordance with GAAP. Presentations of these non-GAAP financial measures are intended to aid investors in better understanding the factors and trends affecting the Company's performance and liquidity. However, investors should not consider these non-GAAP financial measures as a substitute for financial measures determined in accordance with GAAP. The Company cannot reconcile these measures without unreasonable effort because certain items that impact net income and other reconciling metrics are out of the Company's control and/or cannot be reasonably predicted at this time. Other companies may define these terms in different ways. See our annual report on Form 10-K for the year ended December 31, 2024 for an explanation of how management uses EBITDA, adjusted EBITDA and other measures in its operations.

Non-GAAP Measure
Management Definitions

Consolidated Adjusted EBITDA: total EBITDA, as adjusted by management for certain one-time impacts, on a fully consolidated basis, regardless of actual Soluna ownership percentage.

Developer Profit: profit and cash paid to project developer from Project Profit/Cash.

EBITDA: Earnings Before Interest, Taxes, Depreciation, and Amortization: a measure of a company's operating performance that shows earnings before accounting for financing costs, tax expenses, and non-cash charges.

IRR – Internal Rate of Return: the discount rate that makes the net present value (NPV) of a series of cash flows equal to zero, reflecting the annualized rate of return earned on an investment.

MOIC – Multiple on Invested Capital: number of times the initial quantity of invested capital dollars that has been returned by distributions of project cash flows.

NPV – Net Present Value: the sum of the present values of all expected future cash flows from an investment, minus the initial investment cost, used to assess profitability.

O&M Margin, Operating & Admin Fees: fees (and margin) paid to Soluna as the developer for ongoing operations, maintenance and administrative services provided to projects.

Owner Profit: profit and cash paid to project owners from Project Profit/Cash after paying Developer Profit.

Project Profit/Cash: profit and cash available to project owners after paying 3rd party expenses and O&M (Operating) / Admin Fees.

ROIC – Return on Invested Capital: percentage of the initial quantity of invested capital dollars that has been returned by distributions of project cash flows.

SOFR – Secured Overnight Financing Rate: is a benchmark interest rate that reflects the cost of borrowing cash overnight using U.S. Treasury securities as collateral and is published daily by the Federal Reserve Bank of New York.

Soluna SG&A – Soluna Selling, General & Administrative: expenses incurred that are not directly attributable to operating projects, excluding stock compensation, impairment expense, and other miscellaneous non-cash expenses but including other income/expense.

Variable Costs & Expenses: costs of revenue and direct expenses that, when subtracted from project revenue, yield Project Profit/Cash.

XIRR – Extended Internal Rate of Return: the annualized rate of return for a series of cash flows occurring at irregular intervals.